AFL-CIO Housing Investment Trust
Performance Commentary
 1st Quarter 2015

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
April 15, 2015

The AFL-CIO Housing Investment Trust (HIT) continued its strong performance for the first quarter of 2015, outperforming its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), by 11 basis points with a gross return of 1.72%. This follows the 22nd consecutive calendar year of outperformance on a gross basis in 2014.  In an environment of significant market volatility, interest rates fell for the quarter as a whole, resulting in positive returns for the investment grade fixed-income market. The HIT’s performance benefited from the income advantage relative to the benchmark that is provided by its government/agency multifamily investments and tighter spreads on those investments.  The HIT’s positive relative performance was despite the good performance of corporate bonds in the benchmark. (For more details about performance, see page 2.)

The multifamily investments that are the HIT’s focus help provide it with a yield advantage relative to the benchmark. Investments in construction-related multifamily assets in particular enable the HIT to generate jobs and have a significant impact on communities throughout the U.S. The HIT has a large pipeline that could be committed during 2015 and continues to look for new opportunities to deploy capital across the country.  Since launching its Construction Jobs Initiative in 2009, the HIT has committed over $1.7 billion of union and public employee capital to fund construction-related multifamily and healthcare developments.  Together with its subsidiary, Building America, the HIT has financed 71 projects in 32 cities during this initiative, with a total development investment of more than $4.0 billion, generating over 20,700 union construction jobs and 22,665 housing units.  The HIT expects to meet its goal of creating 25,000 union construction jobs by the end of this year.

First Quarter 2015 Performance

For the first quarter as a whole, interest rates fell, leading to positive returns and a strong quarter for the HIT. The HIT’s gross return of 1.72% exceeded the benchmark’s return of 1.61% by 11 basis points. The HIT’s relative performance was enhanced by its ongoing income advantage and tighter multifamily mortgage-backed securities (MBS) spreads. The government/agency multifamily securities that are the HIT’s specialization generate higher income than Treasuries while reflecting similar credit quality.  The HIT’s better gross performance was despite solid performance by corporate bonds (27 basis points excess return to U.S. Treasuries), which comprised 23.6% of the Barclays Aggregate at quarter-end, but are not held by the HIT.

For the 1-, 3-, 5-, and 10-year periods ending March 31, 2015, the HIT outperformed the Barclays Aggregate on a gross basis by 68, 42, 29, and 44 basis points, respectively.  On a net basis, the HIT outperformed for the 1-year period by 23 basis points.  The HIT’s net returns for the quarter, 1-, 3-, 5-, and 10 year periods were 1.60%, 5.95%, 3.08%, 4.24%, and 4.92%, respectively.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Markets were very volatile during the quarter as investors reacted to unanticipated U.S. and foreign economic weakness, central bank actions, and geopolitical concerns. U.S. Treasury rates fell in January, rose in February and fell again in March.  Some of this Treasury volatility was due to uncertainty about the timing of an increase in the Federal Funds rate, which has been targeted at 0 to 0.25% for over six years.  For the quarter as a whole, the yield curve flattened, with shorter-term rates falling less than intermediate and longer-term rates.  Two-year Treasury yields ended the quarter 12 basis points lower, while 5-year, 10-year, and 30-year yields fell by 28, 24, and 21 basis points, respectively.  Looking back over the longer term, 30-year Treasury rates remained near historical lows.

Spreads on the HIT’s multifamily MBS were mixed in January as investors moved away from some riskier investments. In February, spreads on multifamily MBS contracted along with other spread product, and U.S. equity rallied.  Multifamily MBS spreads were once again mixed in March at the same time risk assets such as corporates and U.S. equities underperformed. Over the quarter, spreads on Ginnie Mae permanent loan certificates fell by about 4 basis points, Ginnie Mae construction/permanent loan certificate spreads tightened by approximately 12 basis points, and the benchmark Fannie Mae multifamily DUS 10/9.5 securities contracted by 1 basis point.  These multifamily MBS spreads remained attractive at 55, 98, and 59 basis points, respectively, at quarter-end.

HIT Outlook

The HIT’s portfolio is positioned with higher credit quality, higher income, and lower credit risk versus the benchmark by design. Duration is managed to be approximately 0.25 to 0.50 years shorter than the benchmark to defend against the potential for rising rates after the Federal Reserve begins to tighten monetary policy as many expect during 2015. The HIT’s higher yield and lower risk profile should continue to be attractive to fixed-income investors.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
March 31, 2015
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	94.4%	71.5%	Effective Duration	4.69	5.30
A & Below	1.4%	23.9%	Convexity	0.08	0.03
Superior Yield			Similar Call Risk
Current Yield: 32 basis point advantage	3.35%	3.03%	Call Protected	72%	72%
Yield to Worst: 33 basis point advantage	2.28%	1.95%	Not Call Protected	28%	28%

The market in 2015 should present good opportunities for the HIT.  Multifamily rental demand is likely to remain strong due to demographics, and older properties, especially in urban areas, will continue to require substantial renovation. The need to preserve and create affordable housing in particular should provide prospective investments for the HIT. The HIT will continue to seek opportunities to invest in high quality construction-related assets, including Ginnie Mae and housing finance agency construction securities, and it will continue to add to its project pipeline for 2015 and beyond.

Fixed-income remains an important asset class for diversified portfolios in this uncertain and volatile environment due to low levels of current and expected inflation in the U.S., Europe and elsewhere. Long-term investors seeking income, high credit quality, and diversification should consider the HIT.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2015, unless otherwise noted.

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com